UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2007

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On February 6, 2007, Navistar International Corporation (the “company”) was advised by the New York Stock Exchange, Inc. (“NYSE”) that the NYSE Regulation Board of Directors’ Committee determined to affirm the decision of NYSE Regulation Staff to de-list the common stock and the convertible junior preference stock, Series D, of the company from trading on both the NYSE and NYSE Arca. The NYSE further advised the company that it will suspend from trading such securities prior to the market opening on February 14, 2007. On February 6, 2007, the NYSE submitted an application under Exchange Act Rule 12d-2 to the Securities and Exchange Commission ("SEC") to de-list such securities from trading on both the NYSE and NYSE Arca. The NYSE advised the company that its decision to suspend trading and commence de-listing proceedings was reached because the company is a late filer and was under review by the NYSE Regulation Staff in light of the delay in filing with the SEC its October 31, 2005 Form 10-K and certain of its fiscal 2006 Form 10-Q filings. The company intends to appeal this decision. The company said it anticipates being quoted on the Pink Sheet Electronic Quotation Service as soon as the exchange suspends trading.

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: February 9, 2007	/s/ William A. Caton
William A. Caton Executive Vice President and Chief Financial Officer